UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2008

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12130 Galveston Road (Hwy 3), Building 1, Webster, Texas	77598
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 558-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

On June 9, 2008, SPACEHAB, Incorporated (the “Company”) announced the Company has entered into a Securities Purchase Agreement with Lanphier Capital Management, Inc. and Trace Partners, L.P. (the “Purchasers”), under which the Purchasers agreed to the purchase of 1,329,786 shares of the Company’s common stock for an aggregate purchase price of $625,000.

A copy of the Company’s press release dated June 9, 2008, announcing the execution of the Securities Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are filed herewith:

Exhibit Number	Title of Document

99.1	Press Release dated as of June 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

Date: June 10, 2008

	By:	/s/ Brian K. Harrington
Brian K. Harrington
Senior Vice President, Chief Financial Officer, Treasurer
and Secretary